Exhibit 10.4

THIS SERIES D PREFERRED STOCK PURCHASE WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS SERIES D PREFERRED STOCK PURCHASE WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL THAT THE PROPOSED TRANSACTION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AND APPLICABLE STATE SECURITIES LAWS.

                              HANOVER DIRECT, INC.
                    SERIES D PREFERRED STOCK PURCHASE WARRANT

Date of Issuance:  July 8, 2004                             Certificate No. PW-1

      THIS IS TO CERTIFY that CHELSEY DIRECT, LLC, a Delaware limited liability company, and its transferees, successors and assigns (the "Holder"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, is entitled to purchase from HANOVER DIRECT, INC., a Delaware corporation (the "Company"), at the price of $0.01 per share (the "Exercise Price"), at any time after September 30, 2004 (the "Commencement Date") and expiring on July 8, 2014 unless sooner exchanged pursuant to Section 1(c) hereof (the "Expiration Date"), one hundred (100) shares of the fully paid and nonassessable Series D Preferred Stock (as defined in Section 9 hereof), of the Company (as such number may be adjusted as provided herein). The one hundred
(100) shares of Series D Preferred Stock which may be purchased pursuant to this Warrant, as the same may be adjusted pursuant to Section 6, are referred to herein as the "Aggregate Number."

      Capitalized terms used herein shall have the meanings ascribed to such terms in Section 9 hereof unless otherwise defined herein.

SECTION 1. THE WARRANT; TRANSFER AND EXCHANGE.

            (a) The Warrant. This Series D Preferred Stock Purchase Warrant (the "Warrant") is issued in connection with the Junior Secured Term Loan Agreement. This Warrant and the rights and privileges of the Holder and the Company hereunder may be exercised by the Holder in whole or in part as provided herein; shall survive any termination of the Junior Secured Term Loan Agreement; and, as more fully set forth in Sections 1(b) and 8 hereof, may be transferred by the Holder to any other Person or Persons at any time or from time to time, in whole or in part, regardless of whether the Holder retains any or all rights under the Junior Secured Term Loan Agreement.

            (b) Transfer and Exchanges. The Company shall initially record this Warrant on a register to be maintained by the Company with its other stock books and, subject to Section 8 hereof, from time to time thereafter shall reflect the transfer of this Warrant on such register when surrendered for transfer in accordance with the terms hereof and properly endorsed, accompanied by appropriate instructions, and further accompanied by payment in cash or by check, bank draft or money order payable to the order of the Company, in United States currency, of an amount equal to any stamp or other tax or governmental charge or fee required to be paid in connection with the transfer thereof. Upon any such transfer, a new warrant or warrants shall be issued to the transferee and the Holder (in the event the Warrant is only partially transferred) and the surrendered warrant shall be canceled. This Warrant may be exchanged at the option of the Holder, when surrendered at the Principal Office of the Company, for another warrant or other warrants of like tenor and representing in the aggregate the right to purchase a like number of shares of Series D Preferred Stock.

            (c) Mandatory Exchange of Warrant. Notwithstanding any other provision of this Warrant, upon (x) the approval by the stockholders of the Company, at the Company's next meeting of stockholders, of the issuance of equity securities of the Company to the Holder (the "Stockholder Approval") and
(y) the filing with the Secretary of State of the State of Delaware of an amendment to the Certificate of Incorporation of the Company as contemplated by the Stockholder Approval (the "Required Filing"), this Warrant shall be automatically exchanged for a warrant in the form attached hereto as Exhibit A (the "Common Stock Purchase Warrant") to purchase 30.00% of the issued and outstanding shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company on a Fully Diluted basis (which for these purposes assumes the full exercise of the Common Stock Purchase Warrant) at an exercise price of $0.01 per share of Common Stock. Upon the Company's receipt of the Stockholder Approval and the completion of the Required Filing, the Holder shall surrender this Warrant at the Principal Office of the Company and receive in consideration therefor the Common Stock Purchase Warrant.

SECTION 2. EXERCISE.

            (a) Right to Exercise. At any time after the Commencement Date and on or before the Expiration Date unless sooner exchanged pursuant to
Section 1(c) hereof, the Holder, in accordance with the terms hereof, may exercise this Warrant, in whole at any time or in part from time to time, by delivering this Warrant to the Company during normal business hours on any Business Day at the Company's Principal Office, together with the Election to Purchase, in the form attached hereto as Exhibit B and made a part hereof (the "Election to Purchase"), duly executed, and payment of the Exercise Price per share for the number of shares to be purchased (the "Exercise Amount"), as specified in the Election to Purchase. If the Expiration Date is not a Business Day, then this Warrant may be exercised on the next succeeding Business Day.

            (b) Payment of Exercise Price. Payment of the Exercise Price shall be made to the Company as follows (or any combination thereof): (i) in cash or other immediately available funds or (ii) as provided in Section 2(c). In the case of payment of all or a portion of the Exercise Price pursuant to Section 2(c), the direction by the Holder to make a "Cashless Exercise" shall serve as accompanying payment for that portion of the Exercise Price. The amount of the Exercise Price to be paid shall equal the product of (i) the Exercise Amount multiplied by (ii) the Exercise Price per share.

            (c) Cashless Exercise. The Holder shall have the right to pay all or a portion of the Exercise Price by making a "Cashless Exercise" pursuant to this Section 2(c), in which case the portion of the Exercise Price to be so paid shall be paid by reducing the number of shares of Series D Preferred Stock otherwise issuable pursuant to the Election to Purchase (the "Exercised Shares") by an amount (the "Cashless Exercise Shares") equal to (i) the Exercise Price multiplied by the Exercised Shares and divided by (ii) the Fair Market Value Per Share. The number of shares of Series D Preferred Stock to be issued to the Holder as a result of a Cashless Exercise will therefore be equal to the Exercised Shares minus the Cashless Exercise Shares.

            (d) Issuance of Shares of Series D Preferred Stock. Upon receipt by the Company of this Warrant at its Principal Office in proper form for exercise, and accompanied by payment of the Exercise Price as aforesaid, the Holder shall be deemed to be the holder of record of the shares of Series D Preferred Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Series D Preferred Stock may not then be actually delivered. Upon such surrender of this Warrant and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to, or upon the written order of, the Holder (and in such name or names as the Holder may designate) a certificate or certificates for the Exercise Amount, subject to any reduction as provided in Section 2(c) for a Cashless Exercise.

            (e) Fractional Shares. The Company shall not be required to deliver fractions of shares of Series D Preferred Stock upon exercise of this Warrant. If any fraction of a share of Series D Preferred Stock would be deliverable upon an exercise of this Warrant, the Company may, in lieu of delivering such fraction of a share of Series D Preferred Stock, make a cash payment to the Holder in an amount equal to the same fraction of the Fair Market Value Per Share determined as of the Business Day immediately preceding the date of exercise of this Warrant.

            (f) Partial Exercise. In the event of a partial exercise of this Warrant, the Company shall issue to the Holder a Warrant in like form for the unexercised portion thereof.

SECTION 3. PAYMENT OF TAXES. The Company shall pay all stamp taxes attributable to the initial issuance of shares or other securities issuable upon the exercise of this Warrant or issuable pursuant to Section 6 hereof, excluding any tax or taxes which may be payable because of the transfer involved in the issuance or delivery of any certificates for shares or other securities in a name other than that of the Holder in respect of which such shares or securities are issued.

SECTION 4. REPLACEMENT WARRANT. In case this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and upon receipt of indemnity reasonably satisfactory to the Company (provided, that if the Holder is a financial institution or other institutional investor its personal undertaking to provide an indemnity is hereby deemed to be reasonably satisfactory to the Company; provided, further, the form of such undertaking shall be reasonably satisfactory to the Company).

SECTION 5. RESERVATION OF SERIES D PREFERRED STOCK AND OTHER COVENANTS.

            (a) Reservation of Authorized Series D Preferred Stock. The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued shares, free of preemptive rights, such number of its duly authorized shares of Series D Preferred Stock, or other stock or securities deliverable pursuant to Section 6 hereof, as shall be sufficient to enable the Company at any time to fulfill all of its obligations under this Warrant.

            (b) Affirmative Actions to Permit Exercise and Realization of Benefits. If any shares of Series D Preferred Stock reserved or to be reserved for the purpose of the exercise of this Warrant, or any shares or other securities reserved or to be reserved for the purpose of issuance pursuant to
Section 6 hereof, require registration with or approval of any governmental authority under any federal or state law (other than securities laws) before such shares or other securities may be validly delivered upon exercise of this Warrant, then the Company covenants that it will, at its sole expense, secure such registration or approval, as the case may be (including but not limited to approvals or expirations of waiting periods required under the Hart Scott Rodino Antitrust Improvements Act).

            (c) Regulatory Requirements and Restrictions. In the event of any reasonable determination by the Holder that, by reason of any existing or future federal or state law, statute, rule, regulation, guideline, order, court or administrative ruling, request or directive (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) (collectively, a "Regulatory Requirement"), the Holder is effectively restricted or prohibited from holding this Warrant or the Warrant Shares (including any shares of capital stock or other securities distributable to the Holder in any merger, reorganization, readjustment or other reclassification), or otherwise realizing upon or receiving the benefits intended under this Warrant, the Company shall, and shall use its reasonable best efforts to have its shareholders, take such action as the Holder and the Company shall jointly agree in good faith to be reasonably necessary to permit the Holder to comply with such Regulatory Requirement. The reasonable costs of taking such action, whether by the Company, the Holder or otherwise, shall be borne by the Holder.

            (d) Validly Issued Shares. The Company covenants that all shares of Series D Preferred Stock that may be delivered upon exercise of this Warrant, assuming full payment of the Exercise Price, (including those issued pursuant to Section 6 hereof), shall upon delivery by the Company be duly authorized and validly issued, fully paid and nonassessable, free from all stamp taxes, liens and charges with respect to the issue or delivery thereof and otherwise free of all other security interests, encumbrances and claims of any nature whatsoever other than such security interests, encumbrances and claims granted by the Holder.

            (e) No Additional Issuances of Series D Preferred Stock. The Company covenants that it shall not issue or sell any shares of Series D Preferred Stock, or securities convertible into or exercisable for Series D Preferred Stock, in excess of the Aggregate Number. Under certain conditions, the Aggregate Number is subject to adjustment as set forth in this Section 6.

SECTION 6. ADJUSTMENTS TO AGGREGATE NUMBER.

            (a) Equitable Adjustments. In case the Company shall (i) subdivide its outstanding shares of Series D Preferred Stock into a larger number of shares of Series D Preferred Stock, including without limitation by means of a stock split, (ii) combine its outstanding shares of Series D Preferred Stock into a smaller number of shares of Series D Preferred Stock, or (iii) take or propose to take any other action that may have a dilutive effect on the Warrant Shares issuable upon exercise of this Warrant, as reasonably determined by the Board of Directors of the Company, the Aggregate Number in effect immediately prior thereto shall be equitably adjusted so as to prevent the dilution of the Warrant Shares issuable upon exercise of this Warrant. No adjustments shall be made under this Section 6 as a result of the issuance by the Company of the Warrant Shares upon exercise of this Warrant.

            (b) Changes in Series D Preferred Stock. In case at any time the Company shall initiate any transaction or be a party to any transaction (including, without limitation, a merger, consolidation, share exchange, sale, lease or other disposition of all or substantially all of the Company's assets, liquidation, recapitalization or reclassification of the Series D Preferred Stock) in connection with which the outstanding Series D Preferred Stock shall be changed into or exchanged for different securities of the Company or capital stock or other securities of another corporation or interests in a non-corporate entity or other property (including cash) or any combination of the foregoing (each such transaction being herein called a "Transaction"), then, as a condition of the consummation of the Transaction, lawful, enforceable and adequate provision shall be made so that the Holder shall be entitled to elect, by written notice to the Company, to receive (i) a new warrant in form and substance similar to, and in exchange for, this Warrant to purchase all or a portion of such securities or other property or (ii) upon exercise of this Warrant at any time on or after the consummation of the Transaction, in lieu of the Warrant Shares issuable upon such exercise prior to such consummation, the securities or other property (including cash) to which such Holder would have been entitled upon consummation of the Transaction if such Holder had exercised this Warrant immediately prior thereto (subject to adjustments from and after the consummation date as nearly equivalent as possible to the adjustments provided for in this Section 6). The Company will not effect any Transaction unless prior to the consummation thereof each corporation or other entity (other than the Company) which may be required to deliver any new warrant, securities or other property as provided herein shall assume, by written instrument delivered to the Holder, the obligation to deliver to such Holder such new warrant, securities or other property as in accordance with the foregoing provisions such Holder may be entitled to receive and such corporation or entity shall have similarly delivered to the Holder an opinion of counsel for such corporation or entity, satisfactory to the Holder, which opinion shall state that all of the terms of the new warrant or this Warrant shall be enforceable against the Company and such corporation or entity in accordance with the terms hereof and thereof, together with such other matters as the Holder may reasonably request. The foregoing provisions of this Section 6(b) shall similarly apply to successive Transactions.

            (c)   Notices.

                  (i) Notice of Proposed Actions. In case the Company shall propose (A) to pay any dividend payable in stock of any class to the holders of its Capital Stock or to make any other distribution to the holders of its Capital Stock, (B) to offer to the holders of its Capital Stock rights to subscribe for or to purchase any Convertible Securities or additional shares of Capital Stock or shares of stock of any class or any other securities, warrants, rights or options (other than the exercise of pre-emptive rights by a Holder)
(C) to effect any reclassification of its Capital Stock, (D) to effect any recapitalization, stock subdivision, stock combination or other capital reorganization, (E) to effect any consolidation or merger, share exchange, or sale, lease or other disposition of all or substantially all of its property, assets or business, (F) to effect the liquidation, dissolution or winding up of the Company or (G) to effect any other action which would require an adjustment under this Section 6, then in each such case the Company shall give to the Holder written notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such stock dividend, stock subdivision, stock combination, distribution or rights, or the date on which such reclassification, recapitalization, reorganization, consolidation, merger, share exchange, sale, lease, transfer, disposition, liquidation, dissolution, winding up or other transaction is to take place and the date of participation therein by the holders of Capital Stock, if any such date is to be fixed, or the date on which the transfer of Capital Stock is to occur, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Capital Stock and on the Aggregate Number after giving effect to any adjustment which will be required as a result of such action. Such notice shall be so given in the case of any action covered by clause (A) or (B) above at least 30 days prior to the record date for determining holders of the Capital Stock for purposes of such action and, in the case of any other such action, at least 30 days prior to the earlier of the date of the taking of such proposed action or the date of participation therein by the holders of Capital Stock.

                  (ii) Adjustment Notice. Whenever the Aggregate Number is to be adjusted pursuant to this Section 6, unless otherwise agreed by the Holder, the Company shall promptly (and in any event within 10 Business Days after the event requiring the adjustment) prepare a certificate signed by the chief financial officer of the Company, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment is to be calculated. The certificate shall set forth, if applicable, a description of the basis on which the Board of Directors in good faith determined, as applicable, the Fair Market Value Per Share, the fair market value of any evidences of indebtedness, shares of stock, other securities, warrants, other subscription or purchase rights, or other property or the equitable nature of any adjustment under Section 6(b) hereof, the new Aggregate Number and, if applicable, any new securities or property to which the Holder is entitled. The Company shall promptly cause a copy of such certificate to be delivered to the Holder. The Company shall keep at its Principal Office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of the Warrant (in whole or in part) if so designated by the Holder.

SECTION 7. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, share exchange, dissolution or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, including without limitation the adjustments required under Section 6 hereof, and will at all times in good faith assist in the carrying out of all such terms and in taking of all such action as may be necessary or appropriate to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing and notwithstanding any other provision of this Warrant to the contrary (including by way of implication), the Company (a) will not increase the par value of any shares of Series D Preferred Stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise or (b) will take all such action as may be necessary or appropriate so that the Company may validly and legally issue fully paid and nonassessable shares of Series D Preferred Stock on the exercise of this Warrant.

SECTION 8. TRANSFERS OF THE WARRANT.

            (a)   Generally. Subject to the restrictions set forth in this
Section 8, the Holder may at any time and from time to time freely transfer this Warrant and the Warrant Shares in whole or in part. This Warrant and the Warrant Shares are issued or issuable subject to the provisions and conditions contained herein, and every Holder hereof by accepting the same agrees with the Company to such provisions and conditions, and represents to the Company that this Warrant has been acquired and the Warrant Shares will be acquired for the account of the Holder for investment and not with a view to or for sale in connection with any distribution thereof.

            (b) Compliance with Securities Laws. The Holder agrees that the Warrant and the Warrant Shares may not be sold or otherwise disposed of except pursuant to an effective registration statement under the Securities Act and applicable state securities laws or pursuant to an applicable exemption from the registration requirements of the Securities Act and such state securities laws. In the event that the Holder transfers this Warrant or the Warrant Shares pursuant to an applicable exemption from registration, the Company may request, at its expense, an opinion of counsel that the proposed transfer does not violate the Securities Act and applicable state securities laws.

            (c) Restrictive Securities Legend. The certificate representing the shares of Series D Preferred Stock issued upon the exercise of the Warrant shall bear the restrictive legends set forth below:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any State and may not be sold or otherwise disposed of except pursuant to an effective registration statement under such Act and applicable State securities laws or pursuant to an applicable exemption from the registration requirements of such Act and such laws."

SECTION 9. DEFINITIONS.

      As used herein, in addition to the terms defined elsewhere herein, the following terms shall have the following meanings.

      "Affiliate" means, with respect to any Person, a Person (a) directly or indirectly controlling, controlled by, or under common control with, such Person, (b) directly or indirectly owning or holding ten percent (10%) or more of any equity interest in such Person or (c) ten percent (10%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by such Person. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling," controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

      "Aggregate Number" has the meaning set forth in the Preamble.

      "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York, New York are authorized or required by law or executive order to close.

      "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock (whether voting or nonvoting, and whether common or preferred) of such corporation, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership, limited liability company or other equity interests of such Person that confer on a Person the right to receive a share of the profits and losses of, or the distribution of assets of, the issuing Person; and in each case, any and all warrants, rights or options to purchase any of the foregoing.

      "Cashless Exercise Shares" has the meaning set forth in Section 2(c).

      "Certificate of Incorporation" means, as to a Person, unless the context in which it is used shall otherwise require, the Certificate of Incorporation (or equivalent or similar organizational documents) of such Person as in effect on the Commencement Date.

      "Commencement Date" has the meaning set forth in the Preamble.

      "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

      "Common Stock" has the meaning set forth in Section 1(c).

      "Common Stock Purchase Warrant" has the meaning set forth in Section 1(c).

      "Company" has the meaning set forth in the Preamble.

      "Convertible Securities" means evidences of indebtedness, shares of stock or other securities (including, but not limited to options and warrants) which are directly or indirectly convertible, exercisable or exchangeable, with or without payment of additional consideration in cash or property, for shares of Series D Preferred Stock, either immediately or upon the onset of a specified date or the happening of a specified event.

      "Election to Purchase" has the meaning set forth in Section 2(a).

      "Exercise Amount" has the meaning set forth in Section 2(a).

      "Exercise Price" has the meaning set forth in the Preamble.

      "Exercised Shares" has the meaning set forth in Section 2(c).

      "Expiration Date" has the meaning set forth in the Preamble.

      "Fair Market Value Per Share" means, per share of Series D Preferred Stock on any date: (a) the fair market value of the outstanding Series D Preferred Stock based upon an arm's length sale of the Company on such date (including its ownership interest in all Persons) as an entirety, such sale being between a willing buyer and a willing seller and determined without reference to any discount for minority interest, restrictions on transfer, disparate voting rights among classes of capital stock or lack of marketability with respect to capital stock divided by (b) the aggregate number of shares of Series D Preferred Stock outstanding. The Fair Market Value Per Share shall be determined by the Board of Directors of the Company in good faith within 10 days of any event for which such determination is required and such determination (including the basis therefor) shall be promptly provided to the Holder. Such determination shall be binding on the Holder unless the Holder objects thereto in writing within 10 Business Days of receipt. In the event the Company and the Holder cannot agree on the Fair Market Value Per Share within 10 Business Days of the date of the Holder's objection, the Fair Market Value Per Share shall be determined by a disinterested appraiser (which shall be a nationally recognized investment banking firm) mutually selected by the Company and the Holder, the fees and expenses of which shall be paid 50% by the Company and 50% by the Holder unless such determination results in a Fair Market Value Per Share more than 110% of the Fair Market Value Per Share initially determined by the Company in which case such fees and expenses shall be borne by the Company. Any selection of a disinterested appraiser shall be made in good faith within seven Business Days after the end of the last 10 Business Day period referred to above and any determination of Fair Market Value Per Share by a disinterested appraiser shall be made within 30 days of the date of selection.

      "Fully Diluted" means, with respect to the Series D Preferred Stock as of a particular time (taking into account the transaction in respect of which the "Fully Diluted" basis is being calculated at such time), the total number of outstanding shares of Series D Preferred Stock as of such time as determined by treating all outstanding and then exercisable options, warrants and other rights for the purchase or other acquisition of Series D Preferred Stock as having been exercised and by treating all outstanding Convertible Securities which at the time of such calculation may be converted as having been so converted.

      "Holder" or "Holders" means any holder of an interest in the Warrant or the outstanding Warrant Shares.

      "Junior Secured Term Loan Agreement" means that certain Loan and Security Agreement, dated as of July 8, 2004, by and among Chelsey Finance, LLC, Hanover Direct, Inc. and the other borrowers named therein as the same may be amended, modified, supplemented or restated.

      "Person" means any individual, firm, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, governmental authority, or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

      "Principal Office" means the Company's principal office as set forth in
Section 14 hereof or such other principal office of the Company in the United States of America, the address of which first shall have been set forth in a notice to the Holder.

      "Regulatory Requirement" has the meaning set forth in Section 5(c).

      "Required Filing" has the meaning set forth in Section 1(c).

      "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder as the same shall be in effect at the time.

      "Series D Preferred Stock" means the Series D Preferred Stock, par value $0.01 per share, of the Company or any other Capital Stock of the Company into which such stock is reclassified or reconstituted.

      "Stockholder Approval" has the meaning set forth in Section 1(c).

      "Subsidiary(ies)" means, with respect to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

      "Transaction" has the meaning set forth in Section 6(b).

      "Twenty Day Average" means, with respect to any prices and in connection with the calculation of Fair Market Value Per Share, the average of such prices over the twenty Business Days ending on the Business Day immediately prior to the day as of which "Fair Market Value Per Share" is being determined.

      "Warrant" has the meaning set forth in Section 1(a).

      "Warrant Securities" means the Warrant and the Warrant Shares, collectively.

      "Warrant Shares" means (a) the shares of Series D Preferred Stock issued or issuable upon exercise of this Warrant in accordance with its terms and (b) all other shares of the Company's capital stock issued with respect to such shares by way of stock dividend, stock split or other reclassification or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock.

SECTION 10. SURVIVAL OF PROVISIONS. Notwithstanding the full exercise by the Holder of its rights to purchase Series D Preferred Stock hereunder, the provisions of Sections 5(c), 5(d) and 11 through 21 of this Warrant shall survive such exercise and the Expiration Date.

SECTION 11. DELAYS, OMISSIONS AND INDULGENCES. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holder upon any breach or default of the Company under this Warrant shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the Holder's part of any breach or default under this Warrant, or any waiver on the Holder's part of any provisions or conditions of this Warrant must be in writing and that all remedies, either under this Warrant, or by law or otherwise afforded to the Holder, shall be cumulative and not alternative.

SECTION 12. RIGHTS OF TRANSFEREES. Subject to Section 8, the rights granted to the Holder hereunder of this Warrant shall pass to and inure to the benefit of all subsequent transferees of all or any portion of the Warrant (provided that the Holder and any transferee shall hold such rights in proportion to their respective ownership of the Warrant and Warrant Shares) until extinguished pursuant to the terms hereof.

SECTION 13. CAPTIONS. The titles and captions of the Sections and other provisions of this Warrant are for convenience of reference only and are not to be considered in construing this Warrant.

SECTION 14. NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopy, overnight courier service or personal delivery:

            (a) if to the Company:

            Hanover Direct, Inc.
            115 River Road, Building 10
            Edgewater, New Jersey 07020
            Attention: Chief Executive Officer
            Facsimile No.: (201) 272-3465

            with a copy to:

            Brown Raysman Millstein Felder & Steiner LLP
            900 Third Avenue
            New York, New York 10022
            Attention: Sarah Hewitt, Esq.
            Facsimile No.: (212) 895-2900

            (b) if to the Holder:

            Chelsey Direct, LLC
            712 Fifth Avenue, 45th Floor
            New York, New York 10019
            Attention: Stuart Feldman
            Facsimile No.: (212) 765-3112

            with a copy to:

            Swidler Berlin Shereff Friedman, LLP
            405 Lexington Avenue
            New York, New York 10174
            Attention: Richard A. Goldberg, Esq.
            Facsimile No.: (212) 891-9598

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

SECTION 15. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective successors or heirs and personal representatives and permitted assigns; provided, that the Company shall have no right to assign its rights, or to delegate its obligations, hereunder without the prior written consent of the Holder.

SECTION 16. GOVERNING LAW. THIS WARRANT IS TO BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.

SECTION 17. JURISDICTION, JURY TRIAL WAIVER, ETC.

            (a) THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY AGREE THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND EACH HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. THE COMPANY AND THE HOLDER EACH HEREBY IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

            (b) THE COMPANY AND THE HOLDER EACH HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT

OF ANY DISPUTE IN CONNECTION WITH THIS WARRANT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. THE COMPANY (I) CERTIFIES THAT NO HOLDER OR ATTORNEY OR OTHER REPRESENTATIVE OF THE HOLDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE HOLDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (II) ACKNOWLEDGES THAT THE HOLDER HAS BEEN INDUCED TO PURCHASE THIS WARRANT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

            (c) FINAL JUDGMENT AGAINST THE COMPANY, IN ANY ACTION, SUIT OR PROCEEDING HEREUNDER SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN OTHER JURISDICTIONS (I) BY SUIT, ACTION, OR PROCEEDING ON THE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF ANY LIABILITY OF THE COMPANY THEREIN DESCRIBED OR
(II) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION; PROVIDED, HOWEVER, THAT ANY HOLDER MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDING, TO ENFORCE A FINAL JUDGMENT AGAINST THE COMPANY OR ANY OF ITS PROPERTIES IN THE STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE COMPANY OR ITS PROPERTIES MAY BE FOUND.

SECTION 18. SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof. The parties hereto further agree to replace such invalid, illegal or unenforceable provision of this Warrant with a valid, legal and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, illegal or unenforceable provision.

SECTION 19. ENTIRE AGREEMENT. This Warrant contains the entire agreement among the parties with respect to the subject matter hereof and thereby supercedes all prior and contemporaneous agreements or understandings with respect thereto.

SECTION 20. HEADINGS.

The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 21. NO STRICT CONSTRUCTION. The Company and the Holder each acknowledge that they have been represented by counsel in connection with this Warrant. The Company and the Holder have participated jointly in the negotiation and drafting of this Warrant. In the event an ambiguity or question of intent or interpretation arises under any provision of this Warrant, this Warrant shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Warrant.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be issued and executed in its corporate name by its duly authorized officers as of the date below written.

DATED:  JULY 8, 2004                          HANOVER DIRECT, INC.

                                              By: /s/ Wayne P. Garten
                                                  ______________________________
                                                  Name: Wayne P. Garten
                                                  Title: President and Chief
                                                         Executive Officer

ATTEST:

By: /s/ Charles E. Blue
    ___________________________________
Name:  Charles E. Blue
Title: Senior Vice President and Chief
       Financial Officer

                                    EXHIBIT A

                      FORM OF COMMON STOCK PURCHASE WARRANT

                                                                       EXHIBIT A

THIS COMMON STOCK PURCHASE WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS COMMON STOCK PURCHASE WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL THAT THE PROPOSED TRANSACTION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AND APPLICABLE STATE SECURITIES LAWS.

                              HANOVER DIRECT, INC.
                          COMMON STOCK PURCHASE WARRANT

Date of Issuance:  [______], 2004                            Certificate No. W-1

      THIS IS TO CERTIFY that CHELSEY FINANCE, LLC, a Delaware limited liability company, and its transferees, successors and assigns (the "Holder"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, is entitled to purchase from HANOVER DIRECT, INC., a Delaware corporation (the "Company"), at the price of $0.01 per share (the "Exercise Price"), at any time after the date hereof (the "Commencement Date") and expiring on [____], 2014 (the "Expiration Date"), [__________] shares of the fully paid and nonassessable Common Stock (as defined in Section 9 hereof) of the Company (as such number may be adjusted as provided herein). The [__________] shares of Common Stock which may be purchased pursuant to this Warrant are referred to herein as the "Aggregate Number," which represents the number of shares that as of the date hereof would constitute 30.00% of all issued and outstanding shares of Common Stock of the Company on a Fully Diluted basis, which for these purposes assumes the full exercise of this Warrant.

      Capitalized terms used herein shall have the meanings ascribed to such terms in Section 9 hereof unless otherwise defined herein.

SECTION 22. THE WARRANT; TRANSFER AND EXCHANGE.

            (a) The Warrant. This Common Stock Purchase Warrant (the "Warrant") is issued in connection with the Junior Secured Term Loan Agreement. This Warrant and the rights and privileges of the Holder and the Company hereunder may be exercised by the Holder in whole or in part as provided herein; shall survive any termination of the Junior Secured Term

Loan Agreement; and, as more fully set forth in Sections 1(b) and 8 hereof, may be transferred by the Holder to any other Person or Persons at any time or from time to time, in whole or in part, regardless of whether the Holder retains any or all rights under the Junior Secured Term Loan Agreement.

            (b) Transfer and Exchanges. The Company shall initially record this Warrant on a register to be maintained by the Company with its other stock books and, subject to Section 8 hereof, from time to time thereafter shall reflect the transfer of this Warrant on such register when surrendered for transfer in accordance with the terms hereof and properly endorsed, accompanied by appropriate instructions, and further accompanied by payment in cash or by check, bank draft or money order payable to the order of the Company, in United States currency, of an amount equal to any stamp or other tax or governmental charge or fee required to be paid in connection with the transfer thereof. Upon any such transfer, a new warrant or warrants shall be issued to the transferee and the Holder (in the event the Warrant is only partially transferred) and the surrendered warrant shall be canceled. This Warrant may be exchanged at the option of the Holder, when surrendered at the Principal Office of the Company, for another warrant or other warrants of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock.

SECTION 23. EXERCISE.

            (a) Right to Exercise. At any time after the Commencement Date and on or before the Expiration Date, the Holder, in accordance with the terms hereof, may exercise this Warrant, in whole at any time or in part from time to time, by delivering this Warrant to the Company during normal business hours on any Business Day at the Company's Principal Office, together with the Election to Purchase, in the form attached hereto as Exhibit A and made a part hereof (the "Election to Purchase"), duly executed, and payment of the Exercise Price per share for the number of shares to be purchased (the "Exercise Amount"), as specified in the Election to Purchase. If the Expiration Date is not a Business Day, then this Warrant may be exercised on the next succeeding Business Day.

            (b) Payment of Exercise Price. Payment of the Exercise Price shall be made to the Company as follows (or any combination thereof): (i) in cash or other immediately available funds or (ii) as provided in Section 2(c). In the case of payment of all or a portion of the Exercise Price pursuant to Section 2(c), the direction by the Holder to make a "Cashless Exercise" shall serve as accompanying payment for that portion of the Exercise Price. The amount of the Exercise Price to be paid shall equal the product of (i) the Exercise Amount multiplied by (ii) the Exercise Price per share.

            (c) Cashless Exercise. The Holder shall have the right to pay all or a portion of the Exercise Price by making a "Cashless Exercise" pursuant to this Section 2(c), in which case the portion of the Exercise Price to be so paid shall be paid by reducing the number of shares of Common Stock otherwise issuable pursuant to the Election to Purchase (the "Exercised Shares") by an amount (the "Cashless Exercise Shares") equal to (i) the Exercise Price multiplied by the Exercise Shares and divided by (ii) the Fair Market Value Per Share. The number of shares of Common Stock to be issued to the Holder as a result of a Cashless Exercise will therefore be equal to the Exercised Shares minus the Cashless Exercise Shares.

            (d) Issuance of Shares of Common Stock. Upon receipt by the Company of this Warrant at its Principal Office in proper form for exercise, and accompanied by payment of the Exercise Price as aforesaid, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock may not then be actually delivered. Upon such surrender of this Warrant and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to, or upon the written order of, the Holder (and in such name or names as the Holder may designate) a certificate or certificates for the Exercise Amount, subject to any reduction as provided in Section 2(c) for a Cashless Exercise.

            (e) Fractional Shares. The Company shall not be required to deliver fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share of Common Stock would be deliverable upon an exercise of this Warrant, the Company may, in lieu of delivering such fraction of a share of Common Stock, make a cash payment to the Holder in an amount equal to the same fraction of the Fair Market Value Per Share determined as of the Business Day immediately preceding the date of exercise of this Warrant.

            (f) Partial Exercise. In the event of a partial exercise of this Warrant, the Company shall issue to the Holder a Warrant in like form for the unexercised portion thereof.

SECTION 24. PAYMENT OF TAXES. The Company shall pay all stamp taxes attributable to the initial issuance of shares or other securities issuable upon the exercise of this Warrant or issuable pursuant to Section 6 hereof, excluding any tax or taxes which may be payable because of the transfer involved in the issuance or delivery of any certificates for shares or other securities in a name other than that of the Holder in respect of which such shares or securities are issued.

SECTION 25. REPLACEMENT WARRANT. In case this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and upon receipt of indemnity reasonably satisfactory to the Company (provided, that if the Holder is a financial institution or other institutional investor its personal undertaking to provide an indemnity is hereby deemed to be reasonably satisfactory to the Company; provided, further, the form of such undertaking shall be reasonably satisfactory to the Company).

SECTION 26. RESERVATION OF COMMON STOCK AND OTHER COVENANTS.

            (a) Reservation of Authorized Common Stock. The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued shares, free of preemptive rights, such number of its duly authorized shares of Common Stock, or other stock or securities deliverable pursuant to
Section 6 hereof, as shall be sufficient to enable the Company at any time to fulfill all of its obligations under this Warrant.

            (b) Affirmative Actions to Permit Exercise and Realization of Benefits. If any shares of Common Stock reserved or to be reserved for the purpose of the exercise of this Warrant, or any shares or other securities reserved or to be reserved for the purpose of issuance pursuant to Section 6 hereof, require registration with or approval of any governmental authority under any federal or state law (other than securities laws) before such shares or other securities may be validly delivered upon exercise of this Warrant, then the Company covenants that it will, at its sole expense, secure such registration or approval, as the case may be (including but not limited to approvals or expirations of waiting periods required under the Hart Scott Rodino Antitrust Improvements Act).

            (c) Regulatory Requirements and Restrictions. In the event of any reasonable determination by the Holder that, by reason of any existing or future federal or state law, statute, rule, regulation, guideline, order, court or administrative ruling, request or directive (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) (collectively, a "Regulatory Requirement"), the Holder is effectively restricted or prohibited from holding this Warrant or the Warrant Shares (including any shares of capital stock or other securities distributable to the Holder in any merger, reorganization, readjustment or other reclassification), or otherwise realizing upon or receiving the benefits intended under this Warrant, the Company shall, and shall use its reasonable best efforts to have its shareholders, take such action as the Holder and the Company shall jointly agree in good faith to be reasonably necessary to permit the Holder to comply with such Regulatory Requirement. The reasonable costs of taking such action, whether by the Company, the Holder or otherwise, shall be borne by the Holder.

            (d) Validly Issued Shares. The Company covenants that all shares of Common Stock that may be delivered upon exercise of this Warrant, assuming full payment of the Exercise Price (including those issued pursuant to Section 6 hereof), shall upon delivery by the Company be duly authorized and validly issued, fully paid and nonassessable, free from all stamp taxes, liens and charges with respect to the issue or delivery thereof and otherwise free of all other security interests, encumbrances and claims of any nature whatsoever other than such security interests, encumbrances and claims granted by the Holder.

SECTION 27. ADJUSTMENTS TO AGGREGATE NUMBER.

      Under certain conditions, the Aggregate Number is subject to adjustment as set forth in this Section 6. No adjustments shall be made under this Section 6 as a result of (a) the issuance by the Company of the Warrant Shares upon exercise of this Warrant or (b) the issuance of shares of Common Stock (or options related thereto) upon the granting of any shares of Common Stock or upon the exercise of options granted or to be granted under the Company's current and future stock option and incentive plans (representing in the aggregate the right to receive or purchase shares aggregating up to [__________] (with all such adjustments for issuances in excess of such number of shares to be covered by, and subject to, Section 6(c)(ii)) (subject to adjustment for any of the circumstances described in Sections 6(a)(i)(A), (B) and (C)) shares of Common Stock) (collectively, the "Exempt Issuances").

            (a) Adjustments. The Aggregate Number, after taking into consideration any prior adjustments pursuant to this Section 6, shall be subject to adjustment from time to time as follows and, thereafter, as adjusted, shall be deemed to be the Aggregate Number hereunder.

                  (i) Stock Dividends; Subdivisions and Combinations. In case at any time or from time to time the Company shall:

                        (A) issue to the holders of its Common Stock a dividend payable in, or other distribution of, Common Stock (a "Stock Dividend"),

                        (B) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, including without limitation by means of a stock split (a "Stock Subdivision"), or

                        (C) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, other than the Reverse Stock Split (a "Stock Combination"),

then the Aggregate Number in effect immediately prior thereto shall be (1) proportionately increased in the case of a Stock Dividend or a Stock Subdivision and (2) proportionately decreased in the case of a Stock Combination. In the event the Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a Stock Dividend in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

                  (ii) Other Distributions. In case at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution (collectively, a "Distribution") of:

                        (A)   cash;

                        (B) any evidences of its indebtedness (other than Convertible Securities), any shares of its capital stock (other than additional shares of Common Stock or Convertible Securities) or any other securities or property of any nature whatsoever (other than cash); or

                        (C) any options, warrants or other rights to subscribe for or purchase any of the following: any evidences of its indebtedness (other than Convertible Securities), any shares of its capital stock (other than additional shares of Common Stock or Convertible Securities) or any other securities or property of any nature whatsoever, then the Holder shall be entitled to elect by written notice to the Company to receive (1) immediately and without further payment the cash, evidences of indebtedness, stock, securities, other property, options, warrants and/or other rights (or any portion thereof) to which the Holder would have been entitled by way of such Distribution as if the Holder had fully exercised this Warrant immediately prior to such Distribution or (2) upon the exercise of this Warrant at any time on or after the taking of such record, the number of Warrant Shares to be received upon exercise of this Warrant determined as stated herein and, in addition and without further payment, the cash, evidences of indebtedness, stock, securities, other property, options, warrants and/or other rights (or any portion thereof) to which the Holder would have been entitled by way of such Distribution and subsequent dividends and distributions through the date of exercise as if such Holder (x) had fully exercised this Warrant immediately prior to such Distribution and (y) had retained the Distribution in respect of the Common Stock and all subsequent dividends and distributions of any nature whatsoever in respect of any stock or securities paid as dividends and distributions and originating directly or indirectly from such Common Stock.

      A reclassification of the Common Stock into shares of Common Stock and shares of any other class of stock shall be deemed a Distribution by the Company to the holders of its Common Stock of such shares of such other class of stock and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such event shall be deemed a Stock Subdivision or Stock Combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 6(a)(i) hereof.

                  (iii) Issuance of Common Stock. If at any time or from time to time the Company shall (except as hereinafter provided in this Section 6(a)(iii)) issue or sell any additional shares of Common Stock for a consideration per share less than the Fair Market Value Per Share, then, effective on the date specified below, the Aggregate Number shall be adjusted by multiplying (A) the Aggregate Number immediately prior thereto by (B) a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (calculated on a Fully Diluted basis), the number of shares of Common Stock issuable upon the conversion or exercise of options, warrants, rights or other Convertible Securities (but only to the extent that such Convertible Securities are "in the money" and then exercisable but in any event subject to adjustment as provided in Section 6(a)(vii)(F)), and the number of such additional shares of Common Stock so issued and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (calculated on a Fully Diluted basis), the number of shares of Common Stock issuable upon the conversion or exercise of options, warrants, rights or other Convertible Securities (but only to the extent that such Convertible Securities are "in the money" and then exercisable but in any event subject to adjustment as provided in Section 6(a)(vii)(F)), and the number of shares of Common Stock which the aggregate consideration for the total number of such additional shares of Common Stock so issued would purchase at the Fair Market Value Per Share. The date as of which the Fair Market Value Per Share shall be computed shall be the earlier of the date on which the Company shall enter into a firm contract or commitment for the issuance of such additional shares of Common Stock or the date of actual issuance of such additional shares of Common Stock.

      The provisions of this Section 6(a)(iii) shall not apply to any issuance of additional shares of Common Stock for which an adjustment is otherwise provided under Section 6(a)(i) hereof. No adjustment of the Aggregate Number shall be made under this Section 6(a)(iii) upon the issuance of any additional shares of Common Stock which are issued pursuant to (1) the exercise of this Warrant in whole or in part or pursuant to any other Exempt Issuances, (2) the exercise of other subscription or purchase rights or (3) the exercise of any conversion or exchange rights in any Convertible Securities, provided that for purposes of clauses (2) or (3) an adjustment shall previously have been made upon the issuance of such other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrants or other rights therefor) pursuant to Section 6(a)(iv) or (v) hereof.

                  (iv) Warrants and Options. If at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly, by assumption in a merger in which the Company is the surviving corporation and in which the shareholders of the Company immediately prior to the merger continue to own more than 50% of the Outstanding Common Stock immediately after the merger and for a period of 180 days thereafter, or otherwise) issue or sell any warrants, options or other rights to subscribe for or purchase (A) any shares of Common Stock or (B) any Convertible Securities, whether or not the rights to subscribe, purchase, exchange or convert thereunder are immediately exercisable, and the consideration per share for which additional shares of Common Stock may at any time thereafter be issuable pursuant to such warrants, options or other rights or pursuant to the terms of such Convertible Securities shall be less than the Fair Market Value Per Share, then the Aggregate Number shall be adjusted as provided in Section 6(a)(iii) hereof on the basis that (1) the maximum number of additional shares of Common Stock issuable pursuant to all such warrants, options or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the determination of the Fair Market Value Per Share as hereinafter provided and (2) the aggregate consideration for such maximum number of additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such additional shares of Common Stock pursuant to the terms of such warrants, options or other rights or such Convertible Securities. For purposes of this Section 6(a)(iv), the effective date of such adjustment and the date as of which the Fair Market Value Per Share shall be computed shall be the earliest of (A) the date on which the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any such warrants, options or other rights, (B) the date on which the Company shall enter into a firm contract or commitment for the issuance of such warrants, options or other rights and (C) the date of actual issuance of such warrants, options or other rights.

      No adjustment of the Aggregate Number shall be made under this Section 6(a)(iv) upon the issuance of any warrants, options or other rights which are issued pursuant to the exercise of any Convertible Securities if an adjustment shall have been made or is contemporaneously made or if no such adjustment shall have been required upon the issuance of such Convertible Securities, pursuant to
Section 6(a)(v) hereof.

                  (v) Convertible Securities. If at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of or shall in any manner (whether directly, by assumption in a merger in which the Company is the surviving corporation and in which the shareholders of the Company immediately prior to the merger continue to own more than 50% of the Outstanding Common Stock immediately after the merger and for a period of 180 days thereafter, or otherwise) issue or sell Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the consideration per share for the additional shares of Common Stock which may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the Fair Market Value Per Share, then the Aggregate Number shall be adjusted as provided in Section 6(a)(iii) hereof on the basis that (A) the maximum number of additional shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the determination of the Fair Market Value Per Share as herein provided and (B) the aggregate consideration for such maximum number of additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such additional shares of Common Stock pursuant to the terms of such Convertible Securities. For purposes of this Section 6(a)(v), the effective date of such adjustment and the date as of which the Fair Market Value Per Share shall be computed shall be the earliest of (1) the date on which the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any such Convertible Securities, (2) the date on which the Company shall enter into a firm contract or commitment for the issuance of such Convertible Securities and (3) the date of actual issuance of such Convertible Securities.

      No adjustment of the Aggregate Number shall be made under this Section 6(a)(v) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights if an adjustment shall previously have been made or is contemporaneously made or if no such adjustment shall have been required upon the issuance of such warrants, options or other rights pursuant to Section 6(a)(iv) hereof.

                  (vi)  [Intentionally Omitted.]

                  (vii) Subsequent Adjustments. If at any time after any adjustment of the Aggregate Number shall have been made pursuant to Section 6(a)
(iv) or (v) hereof on the basis of the issuance of warrants, options or other rights or the issuance of Convertible Securities, or after any new adjustments of the Aggregate Number shall have been made pursuant to this Section 6(a)(vii), then:

                        (A) such warrants, options or rights or the right of conversion or exchange in such Convertible Securities shall expire, and a portion of such warrants, options or rights, or the right of conversion or exchange in respect of a portion of such Convertible Securities, as the case may be, shall not have been exercised prior to such expiration, and

                        (B)   in the case of adjustments made pursuant to
Section 6(a)(iv) or (v), the consideration per share for which shares of Common Stock are issuable pursuant to such warrants, options or rights per the terms of such Convertible Securities shall be irrevocably increased (provided, no remuneration was paid therefor), and such previous adjustment shall be rescinded and annulled and the additional shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with such adjustment shall no longer be deemed to have been issued by virtue of such computation. Simultaneously therewith, a recomputation shall be made of the effect of such warrants, options or rights or Convertible Securities on the determination of the Aggregate Number, which shall be made on the basis of:

            (1) treating the number of additional shares of Common Stock, if any, theretofore actually issued pursuant to the previous exercise of such warrants, options or rights or such right of conversion or exchange as having been issued on the date or dates of such exercise and, in the case of a recomputation of a calculation originally made pursuant to Section 6(a)(iv) or
                  (v), for the consideration actually received and receivable therefor, and

            (2) in the case of a recomputation of a calculation originally made pursuant to Section 6(a)(iv) or (v), treating any such warrants, options or rights or any such Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such irrevocable increase of the consideration per share for which shares of Common Stock are issuable under such warrants, options or rights or Convertible Securities;

and, if and to the extent called for by the foregoing provisions of Section 6(a)(vii) on the basis aforesaid, a new adjustment of the Aggregate Number shall be made, such new adjustment shall supersede the previous adjustment so rescinded and annulled.

                  (viii) Miscellaneous. The following provisions shall be applicable to the making of adjustments of the Aggregate Number provided above in this Section 6(a):

                        (A) The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Company or any of its Subsidiaries shall be deemed an issuance thereof for the purposes of this
Section 6(a).

                        (B) To the extent that any additional shares of Common Stock or any Convertible Securities or any warrants, options or other rights to subscribe for or purchase any additional shares of Common Stock or any Convertible Securities (1) are issued solely for cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of the cash received by the Company therefor, (2) are offered by the Company for subscription, the consideration received by the Company shall be deemed to be the subscription price or (3) are sold to underwriters or dealers for public offering, the aggregate consideration received by the Company shall be deemed to be the consideration received by the Company therefor, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends. To the extent that such issuance shall be for a consideration other than cash, or partially for cash and partially for other consideration, then, except as otherwise expressly provided herein, the amount of such consideration shall be deemed to be the fair market value of such other consideration plus, if applicable, the amount of such cash at the time of such issuance, determined in the manner set forth in Section 6(d)(ii). In case any additional shares of Common Stock or any Convertible Securities or any warrants, options or other rights to subscribe for or purchase such additional shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company is the survivor and issues any securities, the amount of consideration therefor shall be deemed to be the fair market value of such additional shares of Common Stock, Convertible Securities, warrants, options or other rights, as the case may be, determined in the manner set forth in Section 6(d)(ii).

      The consideration for any shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be equal to (x) the consideration received by the Company for issuing any warrants, options or other rights to subscribe for or purchase such Convertible Securities, plus (y) the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus (z) the consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange of such Convertible Securities.

      In case of the issuance at any time of any additional shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall, be deemed to have received for such additional shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                        (C) The adjustments required by the preceding paragraphs of this Section 6(a) shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the Aggregate Number that would otherwise be required shall be made (except in the case of a Stock Subdivision or Stock Combination, as provided for in
Section 6(a)(i) hereof) unless and until such adjustment either by itself or with other adjustments not previously made adds or subtracts at least one one-hundredth of one share to or from the Aggregate Number immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by this
Section 6(a) and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                        (D) In computing adjustments under this Section 6(a), fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

                        (E) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to shareholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                        (F) In making any adjustment, at the time of actual exercise of the Warrant, to the extent not already taken into account, securities convertible into capital stock which were not exercisable or in-the-money that are so exercisable and in the money or previously have been exercised shall be taken into account, at the time of the exercise of the Warrant, in the calculation of Fully Diluted shares of Common Stock.

            (b) Changes in Common Stock. In case at any time the Company shall initiate any transaction or be a party to any transaction (including, without limitation, a merger, consolidation, share exchange, sale, lease or other disposition of all or substantially all of the

Company's assets, liquidation, recapitalization or reclassification of the Common Stock) in connection with which the previous Outstanding Common Stock shall be changed into or exchanged for different securities of the Company or capital stock or other securities of another corporation or interests in a non-corporate entity or other property or any combination of the foregoing (each such transaction being herein called a "Transaction"), then, as a condition of the consummation of the Transaction, lawful, enforceable and adequate provision shall be made so that the Holder shall be entitled to elect, by written notice to the Company, to receive (i) a new warrant in form and substance similar to, and in exchange for, this Warrant to purchase all or a portion of such securities or other property or (ii) upon exercise of this Warrant at any time on or after the consummation of the Transaction, in lieu of the Warrant Shares issuable upon such exercise prior to such consummation, the securities or other property to which such Holder would have been entitled upon consummation of the Transaction if such Holder had exercised this Warrant immediately prior thereto (subject to adjustments from and after the consummation date as nearly equivalent as possible to the adjustments provided for in this Section 6). Notwithstanding the foregoing, in the event the Company shall initiate any Transaction or be a party to any Transaction in connection with which the previous Outstanding Common Stock shall be changed into or exchanged for cash, then upon consummation of such transaction, this Warrant shall automatically be converted into the right to receive a cash amount equal to (A) the Aggregate Number (subject to the adjustments provided for in this Section 6) multiplied by
(B) the positive difference, if any between the Fair Market Value Per Share and the Exercise Price. The Company will not effect any Transaction unless prior to the consummation thereof each corporation or other entity (other than the Company) which may be required to deliver any new warrant, securities or other property as provided herein shall assume, by written instrument delivered to the Holder, the obligation to deliver to such Holder such new warrant, securities or other property as in accordance with the foregoing provisions such Holder may be entitled to receive and such corporation or entity shall have similarly delivered to the Holder an opinion of counsel for such corporation or entity, satisfactory to the Holder, which opinion shall state that all of the terms of the new warrant or this Warrant shall be enforceable against the Company and such corporation or entity in accordance with the terms hereof and thereof, together with such other matters as the Holder may reasonably request. The foregoing provisions of this Section 6(b) shall similarly apply to successive Transactions.

            (c) Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action of the type contemplated in
Section 6(a) or (b) hereof but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features) other than cash bonuses, then, unless in the opinion of the Company's board of directors such action will not have a material adverse effect upon the rights of the Holder (taking into consideration, if necessary, any prior actions which the Board of Directors deemed not to materially adversely affect the rights of the Holder), the Aggregate Number shall be adjusted in such manner and at such time as the Board of Directors of the Company may in good faith determine to be equitable in the circumstances.

            (d)   Notices.

                  (i) Notice of Proposed Actions. In case the Company shall propose (A) to pay any dividend payable in stock of any class to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock, (B) to offer to the holders of its Common Stock rights to subscribe for or to purchase any Convertible Securities or additional shares of Common Stock or shares of stock of any class or any other securities, warrants, rights or options (other than the exercise of pre-emptive rights by a Holder), (C) to effect any reclassification of its Common Stock, (D) to effect any recapitalization, stock subdivision, stock combination or other capital reorganization, (E) to effect any consolidation or merger, share exchange, or sale, lease or other disposition of all or substantially all of its property, assets or business, (F) to effect the liquidation, dissolution or winding up of the Company or (G) to effect any other action which would require an adjustment under this Section 6, then in each such case the Company shall give to the Holder written notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such stock dividend, stock subdivision, stock combination, distribution or rights, or the date on which such reclassification, recapitalization, reorganization, consolidation, merger, share exchange, sale, lease, transfer, disposition, liquidation, dissolution, winding up or other transaction is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, or the date on which the transfer of Common Stock is to occur, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock and on the Aggregate Number after giving effect to any adjustment which will be required as a result of such action. Such notice shall be so given in the case of any action covered by clause (A) or (B) above at least 30 days prior to the record date for determining holders of the Common Stock for purposes of such action and, in the case of any other such action, at least 30 days prior to the earlier of the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock.

                  (ii) Adjustment Notice. Whenever the Aggregate Number is to be adjusted pursuant to this Section 6, unless otherwise agreed by the Holder, the Company shall promptly (and in any event within 10 Business Days after the event requiring the adjustment) prepare a certificate signed by the chief financial officer of the Company, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment is to be calculated. The certificate shall set forth, if applicable, a description of the basis on which the Board of Directors in good faith determined, as applicable, the Fair Market Value Per Share, the fair market value of any evidences of indebtedness, shares of stock, other securities, warrants, other subscription or purchase rights, or other property or the equitable nature of any adjustment under Section 6(b) or (c) hereof, the new Aggregate Number and, if applicable, any new securities or property to which the Holder is entitled. The Company shall promptly cause a copy of such certificate to be delivered to the Holder. The Company shall keep at its Principal Office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of the Warrant (in whole or in part) if so designated by the Holder.

SECTION 28. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, share exchange, dissolution or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, including without limitation the adjustments required under Section 6 hereof, and will at all times in good faith assist in the carrying out of all such terms and in taking of all such action as may be necessary or appropriate to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing and notwithstanding any other provision of this Warrant to the contrary (including by way of implication), the Company
(a) will not increase the par value of any shares of Common Stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise or (b) will take all such action as may be necessary or appropriate so that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of this Warrant.

SECTION 29. TRANSFERS OF THE WARRANT.

                  (a)   Generally. Subject to the restrictions set forth in this
Section 8, the Holder may at any time and from time to time freely transfer this Warrant and the Warrant Shares in whole or in part. This Warrant and the Warrant Shares are issued or issuable subject to the provisions and conditions contained herein, and every Holder hereof by accepting the same agrees with the Company to such provisions and conditions, and represents to the Company that this Warrant has been acquired and the Warrant Shares will be acquired for the account of the Holder for investment and not with a view to or for sale in connection with any distribution thereof.

                  (b) Compliance with Securities Laws. The Holder agrees that the Warrant and the Warrant Shares may not be sold or otherwise disposed of except pursuant to an effective registration statement under the Securities Act and applicable state securities laws or pursuant to an applicable exemption from the registration requirements of the Securities Act and such state securities laws. In the event that the Holder transfers this Warrant or the Warrant Shares pursuant to an applicable exemption from registration, the Company may request, at its expense, an opinion of counsel that the proposed transfer does not violate the Securities Act and applicable state securities laws. It is expressly acknowledged that the Warrant Shares are Registrable Securities, within the meaning of that certain Registration Rights Agreement, dated as of November 30, 2003, by and among the Company, Chelsey Direct, LLC and Stuart Feldman.

                  (c) Restrictive Securities Legend. The certificate representing the shares of Common Stock issued upon the exercise of the Warrant shall bear the restrictive legend set forth below:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any State and may not be sold or otherwise disposed of except pursuant to an effective registration statement under such Act and applicable State securities laws or pursuant to an applicable exemption from the registration requirements of such Act and such laws."

SECTION 30. DEFINITIONS.

      As used herein, in addition to the terms defined elsewhere herein, the following terms shall have the following meanings.

      "Affiliate" means, with respect to any Person, a Person (a) directly or indirectly controlling, controlled by, or under common control with, such Person, (b) directly or indirectly owning or holding ten percent (10%) or more of any equity interest in such Person or (c) ten percent (10%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by such Person. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling," controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

      "Aggregate Number" has the meaning set forth in the Preamble.

      "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York, New York are authorized or required by law or executive order to close.

      "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock (whether voting or nonvoting, and whether common or preferred) of such corporation, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership, limited liability company or other equity interests of such Person that confer on a Person the right to receive a share of the profits and losses of, or the distribution of assets of, the issuing Person; and in each case, any and all warrants, rights or options to purchase any of the foregoing.

      "Certificate of Incorporation" means, as to a Person, unless the context in which it is used shall otherwise require, the Certificate of Incorporation (or equivalent or similar organizational documents) of such Person as in effect on the Commencement Date.

      "Commencement Date" has the meaning set forth in the Preamble.

      "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

      "Common Stock" means the common stock, par value $0.01 per share, of the Company or any other Capital Stock of the Company into which such stock is reclassified or reconstituted.

      "Company" has the meaning set forth in the Preamble.

      "Convertible Securities" means evidences of indebtedness, shares of stock or other securities (including, but not limited to options and warrants) which are directly or indirectly convertible, exercisable or exchangeable, with or without payment of additional consideration in cash or property, for shares of Common Stock, either immediately or upon the onset of a specified date or the happening of a specified event.

      "Distribution" has the meaning set forth in Section 6(a)(ii).

      "Election to Purchase" has the meaning set forth in Section 2(a).

      "Exempt Issuances" has the meaning set forth in Section 6.

      "Exercise Amount" has the meaning set forth in Section 2(a).

      "Exercise Price" has the meaning set forth in the Preamble.

      "Expiration Date" has the meaning set forth in the Preamble.

      "Fair Market Value Per Share" means, per share of Common Stock, the Twenty Day Average of the average closing prices of the Common Stock's sales on all domestic securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ National Market System (including the NASDAQ Small Cap Market) as of 4:00 P.M., New York City time, on such day, or, if on any day the Common Stock is not quoted in the NASDAQ National Market System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the OTC Bulletin Board, or if not so reported, by the Pink Sheets LLC, or any similar or successor organization (and in each such case excluding any trades that are not bona fide, arm's length transactions). If at any time the Common Stock is not listed on any domestic securities exchange or quoted in the NASDAQ National Market System or the domestic over-the-counter market, the "Fair Market Value Per Share" of the Common Stock shall be the fair market value thereof as determined (i) jointly by the Company and the Holder or (ii) if Company and the Holder cannot so agree, by a nationally recognized investment banking firm selected by the Holder and reasonably acceptable to the Company.

      "Fully Diluted" means, with respect to the Common Stock as of a particular time (taking into account the transaction in respect of which the "Fully Diluted" basis is being calculated at such time), the total number of outstanding shares of Common Stock as of such time as determined by treating all outstanding and then exercisable options, warrants and other rights for the purchase or other acquisition of Common Stock as having been exercised and by treating all outstanding Convertible Securities which at the time of such calculation may be converted as having been so converted.

      "Holder" or "Holders" means any holder of an interest in the Warrant or the outstanding Warrant Shares.

      "Junior Secured Term Loan Agreement" means that certain Loan and Security Agreement, dated as July 8, 2004, by and among Chelsey Finance, LLC, Hanover Direct, Inc. and the other borrowers named therein, as the same may be amended, modified, supplemented or restated.

      "Outstanding Common Stock" of the Company means, as of the date of determination, the sum (without duplication) of the following: (a) the number of shares of Common Stock then outstanding at the date of determination, (b) the number of shares of Common Stock then issuable upon the exercise of the Warrant (as such number of shares may be adjusted pursuant to the terms hereof) and (c) the number of shares of Common Stock then issuable upon the exercise or conversion of Convertible Securities and any warrants, options or other rights to subscribe for or purchase Common Stock or Convertible Securities (but excluding any unvested options and securities not then exercisable for or convertible into Common Stock).

      "Person" means any individual, firm, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, governmental authority, or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

      "Principal Office" means the Company's principal office as set forth in
Section 14 hereof or such other principal office of the Company in the United States of America, the address of which first shall have been set forth in a notice to the Holder.

      "Regulatory Requirement" has the meaning set forth in Section 5(c).

      "Reverse Stock Split" means the one for ten reverse stock split voted upon by the stockholders of the Company at its August 12, 2004 meeting of stockholders, as the same may be adjourned to a later date which stock split has already been reflected in this issuance.

      "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder as the same shall be in effect at the time.

      "Stock Combination" has the meaning set forth in Section 6(a)(i)(C).

      "Stock Dividend" has the meaning set forth in Section 6(a)(i)(A).

      "Stock Subdivision" has the meaning set forth in Section 6(a)(i)(B).

      "Subsidiary(ies)" means, with respect to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

      "Transaction" has the meaning set forth in Section 6(b).

      "Twenty Day Average" means, with respect to any prices and in connection with the calculation of Fair Market Value Per Share, the average of such prices over the twenty Business Days ending on the Business Day immediately prior to the day as of which "Fair Market Value Per Share" is being determined.

      "Warrant" has the meaning set forth in Section 1(a).

      "Warrant Securities" means the Warrant and the Warrant Shares, collectively.

      "Warrant Shares" means (a) the shares of Common Stock issued or issuable upon exercise of this Warrant in accordance with its terms and (b) all other shares of the Company's capital stock issued with respect to such shares by way of stock dividend, stock split or other reclassification or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock.

SECTION 31. SURVIVAL OF PROVISIONS. Notwithstanding the full exercise by the Holder of its rights to purchase Common Stock hereunder, the provisions of Sections 5(c), 5(d) and 11 through 21 of this Warrant shall survive such exercise and the Expiration Date.

SECTION 32. DELAYS, OMISSIONS AND INDULGENCES. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holder upon any breach or default of the Company under this Warrant shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the Holder's part of any breach or default under this Warrant, or any waiver on the Holder's part of any provisions or conditions of this Warrant must be in writing and that all remedies, either under this Warrant, or by law or otherwise afforded to the Holder, shall be cumulative and not alternative.

SECTION 33. RIGHTS OF TRANSFEREES. The rights granted to the Holder hereunder of this Warrant shall pass to and inure to the benefit of all subsequent transferees of all or any portion of the Warrant (provided that the Holder and any transferee shall hold such rights in proportion to their respective ownership of the Warrant and Warrant Shares) until extinguished pursuant to the terms hereof.

SECTION 34. CAPTIONS. The titles and captions of the Sections and other provisions of this Warrant are for convenience of reference only and are not to be considered in construing this Warrant.

SECTION 35. NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopy, overnight courier service or personal delivery:

                  (a)   if to the Company:

                  Hanover Direct, Inc.
                  115 River Road, Building 10
                  Edgewater, New Jersey 07020
                  Attention: Chief Financial Officer
                  Facsimile No.: (201) 272-3465

                  with a copy to:

                  Brown Raysman Millstein Felder & Steiner LLP
                  900 Third Avenue
                  New York, New York 10022

                  Attention: Sarah Hewitt, Esq.
                  Facsimile No.: (212) 895-2900

                  (b)   if to the Holder:

                  Chelsey Direct, LLC
                  712 Fifth Avenue, 45th Floor
                  New York, New York 10019
                  Attention: Stuart Feldman
                  Facsimile No.: (212) 765-3112

                  with a copy to:

                  Swidler Berlin Shereff Friedman, LLP
                  405 Lexington Avenue
                  New York, New York 10174
                  Attention: Richard A. Goldberg, Esq.
                  Facsimile No.: (212) 891-9598

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

SECTION 36. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective successors or heirs and personal representatives and permitted assigns; provided, that the Company shall have no right to assign its rights, or to delegate its obligations, hereunder without the prior written consent of the Holder.

SECTION 37. GOVERNING LAW. THIS WARRANT IS TO BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.

SECTION 38. JURISDICTION, JURY TRIAL WAIVER, ETC.

                  (a) THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY AGREE THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND EACH HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. THE COMPANY AND THE HOLDER EACH HEREBY IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN THIS

AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

                  (b) THE COMPANY AND THE HOLDER EACH HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS WARRANT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. THE COMPANY (I) CERTIFIES THAT NO HOLDER OR ATTORNEY OR OTHER REPRESENTATIVE OF THE HOLDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE HOLDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (II) ACKNOWLEDGES THAT THE HOLDER HAS BEEN INDUCED TO PURCHASE THIS WARRANT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

                  (c) FINAL JUDGMENT AGAINST THE COMPANY, IN ANY ACTION, SUIT OR PROCEEDING HEREUNDER SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN OTHER JURISDICTIONS (I) BY SUIT, ACTION, OR PROCEEDING ON THE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF ANY LIABILITY OF THE COMPANY THEREIN DESCRIBED OR
(II) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION; PROVIDED, HOWEVER, THAT ANY HOLDER MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDING, TO ENFORCE A FINAL JUDGMENT AGAINST THE COMPANY OR ANY OF ITS PROPERTIES IN THE STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE COMPANY OR ITS PROPERTIES MAY BE FOUND.

SECTION 39. SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof. The parties hereto further agree to replace such invalid, illegal or unenforceable provision of this Warrant with a valid, legal and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, illegal or unenforceable provision.

SECTION 40. ENTIRE AGREEMENT. This Warrant contains the entire agreement among the parties with respect to the subject matter hereof and thereby supercedes all prior and contemporaneous agreements or understandings with respect thereto.

SECTION 41.       HEADINGS.

      The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 42. NO STRICT CONSTRUCTION. The Company and the Holder each acknowledge that they have been represented by counsel in connection with this Warrant. The Company and the Holder have participated jointly in the negotiation and drafting of this Warrant. In the event an ambiguity or question of intent or interpretation arises under any provision of this Warrant, this Warrant shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Warrant.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be issued and executed in its corporate name by its duly authorized officers as of the date below written.

DATED:  [______], 2004                      HANOVER DIRECT, INC.

                                            By: _______________________________
                                                Name:  Wayne P. Garten
                                                Title: President and
                                                       Chief Executive Officer

ATTEST:

By:___________________________
Name: Charles E. Blue
Title: Senior Vice President and Chief Financial Officer

                                    EXHIBIT A

                               NOTICE OF EXERCISE

To: ____________________________
    ____________________________
    ____________________________
    ____________________________

      1. The undersigned, pursuant to the provisions of the attached Warrant, hereby elects to exercise this Warrant with respect to ________ shares of Common Stock (the "Exercise Amount"). Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the attached Warrant.

      2. The undersigned herewith tenders payment for such shares in the following manner (please check type, or types, of payment and indicate the portion of the Exercise Price to be paid by each type of payment):

      _____ Exercise for Cash
      _____ Cashless Exercise

      3. Please issue a certificate or certificates representing the shares issuable in respect hereof under the terms of the attached Warrant, as follows:

                                           _____________________________________
                                           (Name of Record Holder/Transferee)

and deliver such certificate or certificates to the following address:

                                           _____________________________________
                                           (Address of Record Holder/Transferee)

      4. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

      5. If the Exercise Amount is less than all of the shares of Common Stock purchasable hereunder, please issue a new warrant representing the remaining balance of such shares, as follows:

                                           _____________________________________
                                           (Name of Record Holder/Transferee)
and deliver such warrant to the following address:

                                           _____________________________________
                                           (Address of Record Holder/Transferee)

                                           _____________________________________
                                           (Signature)

_____________________________________
(Date)

                                    EXHIBIT B

                               NOTICE OF EXERCISE

To:   ________________________________
      ________________________________
      ________________________________
      ________________________________

      1. The undersigned, pursuant to the provisions of the attached Warrant, hereby elects to exercise this Warrant with respect to ________ shares of Series D Preferred Stock (the "Exercise Amount"). Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the attached Warrant.

      2. The undersigned herewith tenders payment for such shares in the following manner (please check type, or types, of payment and indicate the portion of the Exercise Price to be paid by each type of payment):

      _____ Exercise for Cash
      _____ Cashless Exercise

      3. Please issue a certificate or certificates representing the shares issuable in respect hereof under the terms of the attached Warrant, as follows:

                                           _____________________________________
                                          (Name of Record Holder/Transferee)

and deliver such certificate or certificates to the following address:

                                           _____________________________________
                                           (Address of Record Holder/Transferee)

      4. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

      5. If the Exercise Amount is less than all of the shares of Series D Preferred Stock purchasable hereunder, please issue a new warrant representing the remaining balance of such shares, as follows:

                                           _____________________________________
                                           (Name of Record Holder/Transferee)
and deliver such warrant to the following address:

                                           _____________________________________
                                          (Address of Record Holder/Transferee)

                                           _____________________________________
                                           (Signature)

_____________________________________
(Date)

                                       2